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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                        OF THE SECURITIES EXCHANGE ACT

                                 ACT OF 1934

                     DATE OF REPORT (OCTOBER 4, 1995)

                      PUERTO RICAN CEMENT COMPANY, INC.

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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMONWEALTH OF PUERTO RICO                  1-4753            51-A-66-0189525
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(State or other jurisdiction of         (Commission File        (IRS Employer
incorporation or organization)           number)             Identification No.)


P.O. Box 364487 - San Juan, P.R.                                 00936-4487
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number, including Area Code             809  783-3000
                                                               -------------



                                Not Applicable
         (Former name or former address, if changed from last report)
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Item 5. Other Events


        On October 4, 1995, Puerto Rican Cement Company Inc. ("the Registrant") issued a press release announcing it had entered into agreements for acquisition of Concreto Mixto Inc. and Ready Mix Concrete Inc. by the Registrant, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits

        (c) Exhibits
         99.1 Text of press release issued by Puerto Rican Cement Company, Inc. dated October 4, 1995


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                        PUERTO RICAN CEMENT COMPANY, INC.
                                        ---------------------------------
                                                (Registrant)


Date October 4, 1995           By:          /s/ Jose O. Torres
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                                                Jose O. Torres
                                         Vice President and Treasurer



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